The Power Behind The Energy Investor Presentation March, 2009 Exhibit 99.1

FORWARD-LOOKING STATEMENTS AND
RECONCILIATION OF NON-GAAP MEASURES
Statements in this presentation which are not statements of historical fact are
“forward-looking statements” within the “safe harbor” provision of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, Foundation Coal Holdings, Inc. at the time this presentation was made. Although Foundation Coal Holdings, Inc. believes that the assumptions underlying such statements are reasonable, it can give no assurance that they will be attained. Factors that could cause actual results to differ materially from expectations include the risks detailed under the section
“Risk Factors” in the company’s Form 10-K filed with the Securities and
Exchange Commission.
Also, this presentation contains certain financial measures, such as EBITDA.
As required by Securities and Exchange Commission Regulation G, reconciliations of these measures to figures reported in Foundation Coal’s consolidated financial statements are provided in the company’s annual and quarterly earnings releases.

IN TODAY’S MARKET… 3

Highly hedged: 97% committed and priced for 2009
Low cost: approximately 95% of production from low cost mines
Diversified operations benefit FCL across all market conditions
Strong liquidity position, expected to be solidly cash positive
Record financial performance expected in 2009
KEY POINTS

Industry Overview
U.S. Market Projections
Global Demand Growth
Foundation Coal Investment Highlights
Attractive Asset Base
Well-positioned in Today’s Market Environment
Positive Outlook for Organic Growth
Performance Track Record
Summary
PRESENTATION OVERVIEW

RECESSION-RESISTANT NATURE OF U.S.
ELECTRICITY GENERATION

Source: Raymond James Equity Research
U.S. electricity generation has only decreased in two of the last nine recessions and then only modestly
Shaded areas represent previous recessionary periods

U.S. COAL-FIRED GENERATION GROWTH

Source: United States Department of Energy, National Energy Technology Laboratory, “Tracking New Coal-Fired Power Plants”, January 2009
Despite the cancellation or postponement of some projects, the U.S. is experiencing the largest expansion of coal-fired generation in 25 years
48 projects, representing over 26 GWs of new generation and 70 – 90 million tons of new annual coal demand, are moving forward
Over half of this new coal-fired generation is expected to rely on PRB coal
January 2009 Report Implied Annual
Number of Plants Capacity (MW) Consumption (Tons)
Under Construction
28 16,319
Near Construction
7 2,812
Permitted
13 7,000
SUBTOTAL 48 26,131 70 - 90 million
Announced (uncertain potential and timing)
47 31,869
TOTAL 95 58,000 150 - 200 million

COAL—ESSENTIAL COMPONENT OF U.S.
ELECTRICITY GENERATION

Billions of KwH by Fuel Source
Today
2030
Billions of KwH by Fuel Source
2030
The U.S.
without
coal
?
The industry and FCL support technology-based solutions to address climate change, including Carbon
Capture and Storage (CCS)
Support exists among coal mining states and states that depend on low cost electricity from coal
Economic growth and energy security depend on the U.S. fully utilizing its most affordable and plentiful source of energy: coal
Source: DOE and Energy Information Administration, 2009 Early Release

WORLD ENERGY CONSUMPTION
EXPECTED TO INCREASE DRAMATICALLY

Economic & population growth expected to drive energy consumption up 50% by 2030
Coal demand is expected to increase 65% from 2005 to 2030
Demand is expected to grow 120% in China and 79% in India from 2005 to 2030
Together, China and India accounted for 44% of 2005 demand, rising to 57% by 2030
(contributing 78% of all growth)
World Primary Energy Consumption
0
100
200
300
400
500
600
700
800
2005 2010 2015 2020 2025 2030
Petroleum     Natural Gas     Coal     Nuclear     Other
Source: Energy Information Administration, IEO 2008 Forecast

DEMAND-SIDE GAME CHANGERS
Expected long-term growth in
coal-to-liquids and coal
gasification
Oak Ridge National
Laboratory study indicates
that by 2020 plug-in hybrid
electric vehicles will have
25% market share, eventually
requiring significant amounts
of new electricity generation
Brazil, Russia, India and
China will require massive
amounts of energy to satisfy
their growing economies and
large populations

Russia

FOUNDATION COAL OVERVIEW 11

SOLID MIX OF NAPP, CAPP & PRB
– UNIQUE BALANCE OF OPERATIONS

Headquarters
Baltimore, MD
Illinois Basin
Reserves ~ 26 MM tons
Powder River Basin (PRB)
Production Capacity (tons MM) 55.0
LTM Shipments (tons MM) 49.2
LTM Avg. Realization ($/Ton) $10.11
Reserves (tons MM) 760
Btu Low
Sulfur Content Compliance
Northern Appalachia (NAPP)
Production Capacity (tons MM) 13.5
LTM Shipments (tons MM) 14.4
LTM Avg. Realization ($/Ton) $44.72
Reserves (tons MM) 730
Btu High
Sulfur Content Medium
Central Appalachia (CAPP)
Production Capacity (tons MM) 6.0
LTM Shipments (tons MM) 6.9
LTM Avg. Realization ($/Ton) $71.17
Reserves (tons MM) 232
Btu High
Sulfur Content Compliance & Low
Production Capacity (tons MM) 74.5
LTM Shipments (tons MM) 70.9
LTM Avg. Realization ($/Ton) $23.47
Reserves (tons MM) 1,748
1
1
Notes:  Shipments, sales, average realization for the twelve 12/31/2008, reserve figures as of 12/31/08.
           (1) Shipments, sales, and average realization include tons that were purchased and resold.

95% of expected 2009 shipments anticipated to come from
low-cost production in all active regions
LOW-COST PRODUCTION PROFILE
13
West
55MTs
East
19.5MTs
West
74%
East
21%
Note: Midpoint of 2009 shipment guidance provided 2/12/09

HIGHLY HEDGED POSITION

Foundation 2009 Avg.
Realizations Per Ton
East West
4Q07 $44.62 $10.18
1Q08 $52.65 $10.28
2Q08 $57.77 $10.34
3Q08 $65.41 $10.43
4Q08 $65.58 $10.43
94%
90%
89% 89%
88%
84%
75%
74%
97%
95%
92%
95%
~100%
98%
90%
87%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
FCL Company
A
Company
B
Company
C
Company
D
Company
E
Company
F
Company
G
2009 Committed & Priced % as of 3Q08 2009 Committed & Priced Change in 4Q08
Note: FCL and peer group company documents
2009 Committed and Price Comparison
FCL not only ended 2008 highly hedged, but achieved a highly hedged position at the end of
3Q08, earlier than other peer group members
The success of FCL’s market strategy is evident in 2009 Eastern realizations
Committed and priced realizations have steadily increased through 4Q08, unlike many other producers
Locking in contracts early ensured higher ‘09 prices in light of declining prices in Q4

FAVORABLE LIQUIDITY POSITION

Instrument Rate Term/repayment LT Debt
Out.
Committed
for LOCs
Available
Liquidity
High yield
bonds
7.25% Due 2014 $300MM
Bank credit
agreement
Varies by
component
Matures Mid-2011
- Term Loan A LIBOR +
125bps
$8.4MM/Qtr
beginning 3Q09
$300MM
- Revolver LOC fee of
137.5bps
$171MM $329MM
Total Debt (including current maturities) $600MM
Excellent liquidity position—$329MM open on revolver, $42MM in cash at 12/31/08, and positive cash flow
Minimal principal repayments before 2011, consisting only of $8.4MM quarterly repayments on the Term Loan A beginning 3Q09
FCL is experiencing favorable interest rates in today’s turbulent high yield marketplace
Expected capex of $190-$240MM and the LBA payment $36MM/yr are manageable

ORGANIC GROWTH OPPORTUNITIES

Powder River Basin
Powder River Basin
Wyoming Operations Expansion (MM tons/yr) Capacity
Phase III (2011-2012) 10 65 MTPY
Eagle Butte LBA    224 Million Tons 2008 Sale (Successful)
Belle Ayr     LBA    200 Million Tons 2010 Sale
Central Appalachia
Central Appalachia
Mine Resource Description Production
Atenville/Harts Creek (2013) ~ 95 MM Ton Reserve 2 MTPY
Northern Appalachia
Northern Appalachia
Mine Resource Description Production
Foundation (2015-L/W) ~ 420 MM Ton Reserve 7 – 14 MTPY
Freeport (2013) ~ 68 MM Ton Reserve 2 – 3 MTPY (Steam/Met)
Coal Gas Recovery
Coal Gas Recovery
Location Resource Description Production
Northern Appalachia ~ 300 Bcf Resource ~ 3,500 Mcf/Day (current)
(pot. 10,000-20,000 Mcf/Day)

0

500
750
1,000
1,250
1,500
1,750
2005 2006 2007 2008
STRONG GROWTH STORY AND FINANCIAL
POSITION
17
Revenues ($s in millions) Adjusted EBITDA ($s in millions)
Coal Shipments (tons in millions)
Record Adjusted EBITDA in 2008
Record Adjusted EBITDA and diluted EPS
expected in 2009
Debt/’08 Adjusted EBITDA = 1.9x
Consistent cash generation 2004–2008
Positive cash generation expected in 2009
Strong liquidity position with $329 million
available on revolving credit facility
Share repurchases to date total $86.5
million, leaving open authorization of
$113.5 million
0
10
20
30
40
50
60
70
80
2005 2006 2007 2008 2009E
250
270
290

2005 2006 2007 2008

Deliver increased shareholder value through expected record
performance in 2009
Continue to successfully contain operating costs and capital expenditures to maintain our low-cost advantage, strong positive cash flows and excellent liquidity position
Maintain top-tier performance in safety and regulatory compliance
Deliver quality products and reliable service to our customers, while protecting the integrity of our coal supply agreements
Continue to carefully evaluate growth opportunities through both
M&A and organic expansion in the context of current market
conditions
2009 KEY FOCUS AREAS
18

Excellent Industry Position
Among the largest producers
–
fourth by volume
Nationally diversified
–
only producer with a major presence in NAPP & PRB
Among The Best Positioned Coal Producers in Today’s Economy
Highly hedged: 97% committed and priced for 2009, of which 94% was priced as of 3Q08
Successful market strategy: Foundation is able to increase shipment levels in 2009
Large-scale, long-lived, low-cost operations: approximately 95% of production is low-cost
Strong liquidity: $329 million available on revolver, favorable capital structure with only modest principal repayments due until 2011, and manageable capex requirements
Strong Financial Performance Anticipated in 2009
Record Adjusted EBITDA and diluted earnings per share expected in 2009
History of consistent free cash flow generation expected to continue in 2009
Low 1.9x debt-to-2008E Adjusted EBITDA ratio provides significant financial flexibility
Delivering On Growth Strategy
Organic production growth of approximately 20% to ~ 90MTPY possible near-term
Selectively pursuing growth through acquisition
Attractive Valuation*
2009 EV/EBITDA of 3.1x for FCL versus 3.3x for other companies producing 50+MTPY
SUMMARY OF INVESTMENT HIGHLIGHTS
19
* Calculated using FirstCall consensus 2009 EBITDA estimates and enterprise values based on February 20, 2008 closing prices.

The Power Behind The Energy